Morgan Stanley US Financials Conference June 9, 2026 Exhibit 99.1

2 Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward- looking statements. You can identify these forward-looking statements through Pinnacle’s use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle's future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) the anticipated benefits and risks related to the recently completed business combination transaction between Synovus Financial Corp., a Georgia corporation (“Synovus”) and Pinnacle Financial Partners, Inc., a Tennessee corporation (“Legacy Pinnacle”), including the risk that the cost savings and revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, the risk that the integration of Legacy Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, and risks related to management and oversight of the expanded business and operations of the combined company; (2) loan growth and loan mix; (3) deposit growth and deposit mix; (4) net interest income and net interest margin; (5) revenue growth, including growth attributable to Pinnacle’s investment in Bankers Healthcare Group ("BHG"); (6) non-interest expense; (7) credit trends and key credit performance metrics; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management, including those statements related to our talent recruitment strategy and expected embedded growth from that strategy; (10) our effective tax rate; (11) our capital position; and (12) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Pinnacle's ability to control or predict. These forward-looking statements are based upon information presently known to Pinnacle's management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Pinnacle's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Pinnacle’s quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

3 Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted revenue; adjusted non-interest expense; and adjusted effective tax rate. The most comparable GAAP measures to these measures are total revenue; total non-interest expense; and effective tax rate, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Pinnacle to assist management and investors in evaluating Pinnacle's operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted total revenue and adjusted non-interest revenue are measures used by management to evaluate total revenue and non-interest revenue exclusive of net investment securities gains (losses), fair value adjustments on nonqualified deferred compensation, tax equivalent adjustments, and other items not indicative of ongoing operations that could impact period- to-period comparisons. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted effective tax rate is a measure used by management to evaluate the effective tax rate excluding items not indicative of ongoing operations that could impact period-to-period comparisons. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Pinnacle's control, or cannot be reasonably predicted. For the same reasons, Pinnacle's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

4 Top TSR Win with PNFP footprint population projected to grow ~2x faster than national average(1) Why We Win THE CLIENTS THE TEAM Win with THE SHAREHOLDERS Leads to Winning with Highly Successful Operating and Recruiting Model That Generates Top Quartile Revenue, EPS and TBV Growth Industry-Leading Client Service + = Regional Bank Employer of Choice Top NPS Top Engagement (1) Source: S&P Capital IQ Pro Objective: Objective: Objective:

5 Revenue Producer Hiring Momentum Accelerates in 2Q26 225-250 250-275 Source: PNFP internal data; Note: The PNFP-SNV merger closed on January 1, 2026; (1) Revenue producer hires are as of May 31, 2026 50 98 1Q26 2026 YTD (1)

Second Quarter 2026 Update: Activity

Pinnacle FINANCIAL PARTNERS

REVENUE PRODUCER HIRING

- **Revenue producer hiring is accelerating** as integration efforts take hold
- Hired 48 revenue producers from April 1 – May 31, 2026
- **98 revenue producers hired YTD** through May 31, 2026
- Forecasting 70 - 80 revenue producer hires in second quarter (or 120-130 YTD through 2Q26)

MERGER INTEGRATION

- Decisioned 250+ systems and aligned on CD1 scope of work
- Finalized granular execution plans and timelines (+1,500 milestones)
- **Beginning execution of CD1 conversion in July**

LIQUIDITY ACTIONS

- **Actions consistent with strategy outlined at merger announcement**
- **Issued $750 million of senior debt** in May 2026; funding helps support increase in HQLA
- **Sold ~$1.0B of municipal securities and reinvested HQLA**; trade resulted in:
  - Realized pre-tax loss of -$31 million
  - Relatively neutral NII impact
  - Neutral impact to CET1; +3bps CET1 impact via RWA reduction
  - Improves liquidity and shortens duration profile of securities portfolio

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Second Quarter 2026 Update: Financial Performance

Pinnacle FINANCIAL PARTNERS

	2Q26 Outlook	Notes
Period-End Loans *Ex Loan Mark*	$88.1B - $88.7B	*$2.25B - $2.75B of linked-quarter growth in 2Q26 with diverse contribution across geography and specialty businesses*
Period-End Total Deposits	$101.0B - $101.6B	*$250MM - $750MM of linked-quarter Core Deposit growth in 2Q26, consistent with seasonal patterns in prior years*
Adjusted Revenue(1)	$1.230B - $1.245B	*NIM estimate of ~3.50% for 2Q26, consistent with prior guidance* *Assumes adjusted non-interest revenue of $265MM – $275MM, down from 1Q26, primarily due to lower non-client related fee income (BHG Investment, Equity Investments)*
Adjusted Non-Interest Expense(1)	$665MM - $675MM	*Includes intangible amortization of ~$47MM*
NCOs / Avg Loans	~0.25%	*In line with prior guidance*

Normalized Core Deposit Growth


100.0%
100.0%
102.1%
101.5%
102.4% - 103.0%
101.7%
102.7%
105.8%
Prior Year End
1Q
2Q
3Q
4Q
Combined 2024-2025 Average(2)
2026E

Combined PNFP-SNV Core Deposit growth seasonally stronger in second half of year

Note: The PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of May 31, 2026 and are subject to change until the measurement period is closed; (1) Non-GAAP financial measure; see end notes for applicable definitions; (2) Includes SNV and legacy PNFP period-end core deposits

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2026 Outlook Update

Pinnacle FINANCIAL PARTNERS

	Latest FY Guidance	Current Trends
Period-End Loans *Ex Loan Mark*	$91.0B - $93.0B	*Currently trending to the high end of the range*
Period-End Total Deposits	$106.5B - $108.5B	*On track for 8% - 10% total deposit growth*
Adjusted Revenue(1)	$5.00B - $5.20B	*Currently trending to $5.05B - $5.10B. Key drivers include:* • *FY NIM of 3.48% - 3.50%; stable interest rates* • *Assumes 2026 adjusted non-interest revenue(1) of ~$1.11B*
Adjusted Non-Interest Expense(1)	$2.675B - $2.775B	*Currently trending to lower-half of range as synergy program is executed and core expense base is well managed*
Adjusted Effective Tax Rate(1)	20% - 21%	*Continued bias towards lower half of range*
NCOs / Avg Loans	0.20% - 0.25%	*In line with prior guidance*
CET1 Ratio Target	2Q26 Relatively Stable QoQ	*Continue to prioritize deploying capital to support estimated top-quartile client growth* *No share repurchases expected in 2026*

Range Unchanged

Note: The PNFP-SNV merger closed on January 1, 2026 and all purchase accounting adjustments are preliminary as of May 31, 2026 and are subject to change until the measurement period is closed; (1) Non-GAAP financial measure; see end notes for applicable definitions

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9 End Notes • Adjusted revenue and adjusted non-interest revenue are non-GAAP financial measures that exclude gains and losses on sales of investment securities, fair value adjustments on non-qualified deferred compensation, and tax equivalent adjustments. • Adjusted non-interest expense is a non-GAAP financial measure that excludes merger-related expenses and certain other non- recurring expense items. • Adjusted Effective Tax Rate is a non-GAAP financial measure based on earnings adjusted for merger-related expenses.